Rule 497(d)


             The First Trust Special Situations Trust, Series 44

           Chesapeake Growth & Treasury Securities Trust, Series 1

             Supplement to the Prospectus dated October 22, 1992

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker:
MCITE) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002